Exhibit 99.1


PRESS RELEASE
-------------

Reckson Associates Realty Corp.
225 Broadhollow Road
Melville, NY  11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)
Contact:  Scott Rechler, CEO
          Michael Maturo, CFO

------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

          Reckson Announces Fourth Quarter and Full Year 2003 Results
          -----------------------------------------------------------

     Announces Leasing Activity of Approximately 950,000 Square Feet From
          End of 3Q Through YTD 2004 Including 177,000 Square Feet of
                   Space Previously Vacated by WorldCom/MCI

(MELVILLE, NEW YORK, February 26, 2004) - Reckson Associates Realty Corp. (NYSE: RA) today reported diluted funds from operations ("FFO") of $24.2 million or $.38 per share for the fourth quarter of 2003, after deducting $11.6 million or $.18 per share of non-recurring restructuring charges, as compared to FFO of $40.9 million or $.55 per share for the fourth quarter of 2002, after deducting $2.6 million or $.04 per share as a result of the Company's adoption of FAS 145 which addresses reporting for gains and losses from extinguishment of debt.

Reckson also reported diluted FFO of $136.0 million or $2.07 per share for the year ended December 31, 2003, after deducting $11.6 million or $.18 per share of non-recurring restructuring charges, on total revenues of $470.3 million, as compared to FFO of $ 181.5 million or $2.32 per share for the year ended December 31, 2002, after deducting $2.6 million or $.03 per share as a result of the Company's adoption of FAS 145.

Commenting on the Company's performance, Scott Rechler, Reckson's Chief Executive Officer and President, stated, "I am extremely pleased with the exceptional level of leasing activity that we have had since the end of the third quarter and believe that it is a positive indicator that our markets have gone from `bouncing along the bottom' to beginning their recovery. Our ability to capture a large portion of the market activity demonstrates Reckson's competitive advantage and the strength of our franchise." Mr. Rechler continued, "I am proud of our newly appointed management team's ability to execute so effectively on our core operations during a period when the

Company experienced extensive organizational, investment and capital market activity."

Net income allocable to common shareholders totaled $116.0 million in the fourth quarter of 2003, including $115.8 million related to gain on sales of real estate (primarily the sale of the Long Island industrial portfolio), as compared to $8.6 million in the fourth quarter of 2002. Diluted net income per Class A common share, commonly referred to as earnings per share ("EPS"), totaled $2.00 per share in the fourth quarter of 2003, as compared to $.14 per share in the fourth quarter of 2002. Diluted EPS per Class B common share totaled $1.77 per share in the fourth quarter of 2003, as compared to $.15 per share in the fourth quarter of 2002.

Net income allocable to common shareholders totaled $142.3 million for the year ended December 31, 2003, including $115.8 million related to gain on sales of real estate, as compared to $54.5 million, including $4.8 million related to gain on sales of real estate, for the year ended December 31, 2002. Diluted EPS per Class A common share totaled $2.54 per share for the year ended December 31, 2003, as compared to $.83 per share for the year ended December 31, 2002. Diluted EPS per Class B common share totaled $1.90 per share for the year ended December 31, 2003, as compared to $.90 per share for the year ended December 31, 2002.

A reconciliation of FFO to net income allocable to common shareholders, the GAAP measure the Company believes to be the most directly comparable, is in the financial tables accompanying this press release.

Summary Portfolio Performance
-----------------------------

The Company reported same property office occupancy at December 31, 2003 of 92.4%. This compares to 91.9% at September 30, 2003 and 96.0% at December 31, 2002. The Company reported same property overall portfolio occupancy of 91.0% at December 31, 2003, as compared to 90.7% at September 30, 2003 and 94.5% at December 31, 2002.

The Company also reported office occupancy at December 31, 2003 of 91.5%. This compares to 91.0% at September 30, 2003 and 95.7% at December 31, 2002. The Company also reported overall portfolio occupancy of 90.2% at December 30, 2003, as compared to 89.9% at September 30, 2003 and 95.4% at December 31, 2002.

Total portfolio core same property net operating income (property operating revenues less property operating expenses) ("NOI") before termination fees for the fourth quarter of 2003 was 2.7% (cash) and (1.5%) (including straight-line rent), compared to the fourth quarter of 2002. Office core same property NOI before termination fees for the fourth quarter of 2003 was 2.4% (cash) and (1.9%) (including straight-line rent), compared to the fourth quarter of 2002.

Net of minority interests in joint ventures, total portfolio core same property NOI before termination fees for the fourth quarter of 2003 was 2.8%
(cash) and (2.0%) (including straight-line rent), compared to the fourth quarter of 2002. Net of minority interests in joint ventures, office portfolio core same property NOI before termination fees for the fourth quarter of 2003 was 2.4% (cash) and (2.4%) (including straight-line rent), compared to the fourth quarter of 2002.

Rent performance on renewal and replacement space during the fourth quarter of 2003 was (7.2)% (cash) and 1.8% (including straight-line rent) in the office portfolio. Rent performance on renewal and replacement space during the year ended December 31, 2003 was .4% (cash) and 10.7% (including straight-line rent) in the office portfolio.

Other Highlights
----------------

Leasing Activity
----------------
     - Executed leases totaling 304,000 square feet in the fourth quarter of 2003 and an additional 646,000 square feet subsequent to the fourth quarter resulting in an approximate 250 basis point net increase to occupancy
     - Executed a lease with Nassau County for the entire building and concourse level at 60 Charles Lindbergh Blvd., Long Island, comprising approximately 200,000 square feet, including 127,000 square feet previously vacated by WorldCom/MCI. 60 Charles Lindbergh Blvd. will be repositioned to satisfy Nassau County's use, requiring customary municipal approvals.
     - Leased 50,000 square feet previously vacated by WorldCom/MCI at Reckson Executive Park, Westchester

Investment/Disposition Activity
-------------------------------
     -    Closed on the Long Island industrial portfolio disposition
     -    Acquired 1185 Avenue of the Americas, NYC
     - Sold or contracted to sell three additional office buildings for $58 million (net of joint venture partner's interest) representing a blended cap rate of 7.3% on forecasted 2004 NOI

Capital Market Activity
-----------------------

     -    Issued $150 million of 5.15% seven-year senior unsecured notes
     - Exchanged all outstanding Class B common stock into Class A common stock on a one for one basis
     - Redeemed 8.85% Series B Preferred stock at a 102% premium for shares of Class A common stock valued at $26.05 per share
     - Received an Investment Grade Rating on the Company's senior unsecured debt from Fitch Ratings of BBB- with a Stable Outlook

Organizational Restructuring Activity
-------------------------------------
     - Completed organizational restructuring - management transition completed
     - Announced the addition of Douglas Crocker, Stanley Steinberg and Elizabeth McCaul to the board of directors

Earnings Guidance
-----------------

On Friday, February 27th, during the Company's quarterly earnings conference call, management will discuss earnings guidance for 2004.

Non-GAAP Financial Measures
---------------------------

Funds from Operations ("FFO")
----------------------------
The Company believes that FFO is a widely recognized and appropriate measure of performance of an equity REIT. Although FFO is a non-GAAP financial measure, the Company believes it provides useful information to shareholders, potential investors and management. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is defined by NAREIT as net income or loss, excluding gains or losses from sales of depreciable properties plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity. Since all companies do not calculate FFO in a similar fashion, the Company's calculation of FFO presented herein may not be comparable to similarly titled measures as reported by other companies.

Reckson Associates Realty Corp. is a self-administered and self-managed real estate investment trust (REIT) specializing in the acquisition, leasing, financing, management and development of Class A office properties.

Reckson's core growth strategy is focused on the markets surrounding and including New York City. The Company is one of the largest publicly traded owners, managers and developers of Class A office properties in the New York Tri-State area, with 86 properties comprised of approximately 15.5 million square feet either owned or controlled, or under contract. For additional information on Reckson Associates Realty Corp., please visit the Company's web site at www.reckson.com.

Conference Call and Webcast
---------------------------

The Company's executive management team, led by Chief Executive Officer and President Scott Rechler, will host a conference call outlining fourth quarter results on Friday, February 27, 2004 at 2:00 p.m. EST. The conference call may be accessed by dialing (800) 553-5260 (internationally (612) 332-0226). No passcode is required. The live conference call will also be webcast in a listen-only mode on the Company's web site at www.reckson.com, in the Investor Relations section, with an accompanying slide show presentation outlining the Company's fourth quarter results.

A replay of the conference call will be available telephonically from February 27, 2004 at 8:00 p.m. EST through March 5, 2004 at 11:59 p.m. EST. The telephone number for the replay is (800) 475-6701, passcode 717617. A replay of the webcast of the conference call will also be available via the Company's web site.

Financial Statements Attached
-----------------------------

The Supplemental Package and Slide Show Presentation outlining the Company's fourth quarter 2003 results will be available prior to the Company's quarterly conference call on the Company's web site at www.reckson.com in the Investor Relations section, by e-mail to those on the Company's distribution list, as well as by mail or fax, upon request. To be added to the Company's e-mail distribution list or to receive a copy of the quarterly materials by mail or fax, please contact Susan McGuire, Investor Relations, Reckson Associates Realty Corp., 225 Broadhollow Road, Melville, New York 11747-4883, investorrelations@reckson.com or telephone number (631) 622-6746.

Certain matters discussed herein, including guidance concerning the Company's future performance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; financial condition of our tenants; changes in the supply of and demand for office properties in the New York Tri-State area; changes in interest rate levels; changes in the Company's credit ratings; changes in the Company's cost of and access to capital; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility, real estate taxes, security and insurance costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; liability for uninsured losses or environmental matters; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson undertakes no responsibility to update or supplement information contained in this press release.



                                            Reckson Associates Realty Corp. (NYSE: RA)
                                                 Consolidated Statements of Income
                                               (in thousands, except share amounts)


                                                                            Three Months Ended                 Year Ended
                                                                               December 31,                   December 31,
                                                                       --------------------------     ---------------------------
                                                                           2003           2002            2003           2002
                                                                       --------------------------     ---------------------------
Property Operating Revenues:
   Base rents                                                          $   97,023     $   100,171     $   385,225     $   395,308
   Tenant escalations and reimbursements                                   15,739          14,647          60,556          55,441
                                                                       --------------------------     ---------------------------
      Total property operating revenues                                   112,762         114,818         445,781         450,749
                                                                       --------------------------     ---------------------------

Property Operating Expenses:
   Operating expenses                                                      27,364          24,623         108,152          97,253
   Real estate taxes                                                       18,260          17,805          72,259          65,778
                                                                       --------------------------     ---------------------------
      Total property operating expenses                                    45,624          42,428         180,411         163,031
                                                                       --------------------------     ---------------------------

Net Operating Income                                                       67,138          72,390         265,370         287,718
                                                                       --------------------------     ---------------------------

Gross Margin percentage                                                     59.5%           63.0%           59.5%           63.8%
                                                                       --------------------------     ---------------------------

Other Income                                                                5,978           2,113          24,531           8,433
                                                                       --------------------------     ---------------------------

Other Expenses
    Interest expense                                                       21,317          23,449          82,487          83,309
    Restructuring charges - net                                            11,580             -            11,580             -
    Depreciation and amortization                                          26,394          26,790         109,239         102,444
    Marketing, general and administrative                                   7,991           8,291          32,746          29,214
                                                                       --------------------------     ---------------------------
       Total other expenses                                                67,282          58,530         236,052         214,967
                                                                       --------------------------     ---------------------------

Income before minority interests, preferred dividends and distributions,
gain on sales of depreciable real estate and discontinued operations        5,834          15,973          53,849          81,184


Minority partners' interests in consolidated partnerships                  (4,568)         (4,350)        (17,972)        (18,730)
Distributions to preferred unitholders                                       (273)           (274)         (1,093)         (1,288)
Limited partners' minority interest in the operating partnership              377            (695)         (1,492)         (4,223)
Gain on sales of depreciable real estate assets                                -               -               -               537
                                                                       --------------------------     ---------------------------

Income before discontinued operations and preferred dividends               1,370          10,654          33,292          57,480

Discontinued operations (net of limited partners' minority interest)
       Gain on sales of real estate                                       115,771             -           115,771           4,267
       Income from discontinued operations                                  4,173           3,332          14,458          14,621
                                                                       --------------------------     ---------------------------

Net income                                                                121,314          13,986         163,521          76,368
Dividends to preferred shareholders                                        (5,317)         (5,374)        (21,267)        (21,835)
                                                                       --------------------------     ---------------------------

Net income allocable to common shareholders                            $  115,997     $     8,612     $   142,254     $    54,533
                                                                       ==========================     ===========================

    Allocable to Class A common                                        $  104,989     $     6,563     $   124,966     $    41,604
    Allocable to Class B common                                            11,008           2,049          17,288          12,929
                                                                       --------------------------     ---------------------------

Net income allocable to common shareholders                            $  115,997     $     8,612     $   142,254     $    54,533
                                                                       ==========================     ===========================

Basic weighted average common shares outstanding:
  Class A common                                                       52,125,000      48,384,000      49,092,000      49,669,000
  Class B common                                                        5,928,000       9,915,000       8,910,000      10,122,000

Basic net income per weighted average common share:
  Class A common stock - income (loss) from continuing operations          ($0.07)          $0.09           $0.18     $      0.54
  Gain on sales of depreciable real estate assets                             -               -               -              0.01
  Discontinued operations                                                    2.08            0.05            2.37            0.29
                                                                       --------------------------     ---------------------------
  Basic net income per Class A common                                       $2.01     $      0.14     $      2.55     $      0.84
                                                                       --------------------------     ---------------------------

  Class B common stock - income (loss) from continuing operations          ($0.06)    $      0.13     $      0.39     $      0.83
  Gain on sales of depreciable real estate assets                             -               -               -              0.01
  Discontinued operations                                                    1.92            0.08            1.55            0.44
                                                                       --------------------------     ---------------------------
  Basic net income per Class B common                                       $1.86     $      0.21     $      1.94     $      1.28
                                                                       ==========================     ===========================

Diluted weighted average common shares outstanding:
  Class A common                                                       52,400,000      48,551,000      49,262,000      49,968,000
  Class B common                                                        5,928,000       9,915,000       8,910,000      10,122,000

Diluted net income per weighted average common share:
  Class A common                                                            $2.00     $      0.14     $      2.54     $      0.83
                                                                       ==========================     ===========================
  Class B common                                                            $1.77     $      0.15     $      1.90     $      0.90
                                                                       ==========================     ===========================




                                            Reckson Associates Realty Corp. (NYSE: RA)
                                                   Consolidated Balance Sheets
                                              (in thousands, except share amounts)

                                                                                                December 31,    December 31,
                                                                                                    2003            2002
                                                                                                ------------    ------------
Assets:
Commercial real estate properties, at cost:
   Land                                                                                         $   386,501     $   386,747
   Buildings and improvements                                                                     2,251,455       2,199,896
Developments in progress:
   Land                                                                                              90,706          92,924
   Development costs                                                                                 68,127          28,311
Furniture, fixtures, and equipment                                                                   11,338          12,203
                                                                                                ------------    ------------
                                                                                                  2,808,127       2,720,081
Less: accumulated depreciation                                                                     (469,642)       (382,022)
                                                                                                ------------    ------------
Investment in real estate, net of accumulated depreciation                                        2,338,485       2,338,059

Properties and related assets held for sale, net of accumulated depreciation                          6,920         196,954

Investments in real estate joint ventures                                                             5,904           6,116
Investments in mortgage notes and notes receivable                                                   54,986          54,547
Investments in service companies and affiliate loans and joint ventures                              71,614          73,332
Cash and cash equivalents                                                                            22,887          30,827
Tenant receivables                                                                                   12,034          12,529
Deferred rents receivable                                                                           113,601          97,145
Prepaid expenses and other assets                                                                    35,501          32,966
Contract and land deposits and pre-acquisition costs                                                 20,203             240
Deferred leasing and loan costs (net of accumulated amortization)                                    64,860          65,205
                                                                                                ------------    ------------

     Total Assets                                                                               $ 2,746,995     $ 2,907,920
                                                                                                ------------    ------------

Liabilities:
Mortgage notes payable                                                                          $   721,635     $   733,761
Mortgage notes payable and other liabilities associated with properties held for sale                   333          10,722
Unsecured credit facility                                                                           169,000         267,000
Senior unsecured notes                                                                              499,445         499,305
Accrued expenses and other liabilities                                                               94,433          89,312
Dividends and distributions payable                                                                  28,290          31,575
                                                                                                ------------    ------------
     Total Liabilities                                                                            1,513,136       1,631,675
                                                                                                ------------    ------------

Minority partners' interests in consolidated partnerships                                           233,070         242,934
Preferred unit interest in the operating partnership                                                 19,662          19,662
Limited partners' minority interest in the operating partnership                                     44,518          71,420
                                                                                                ------------    ------------
                                                                                                    297,250         334,016
                                                                                                ------------    ------------

Commitments and contingencies                                                                           -               -

Stockholders' Equity:
Preferred Stock, $.01 par value, 25,000,000 shares authorized outstanding
   Series A - 8,834,500 shares issued and outstanding                                                    88              88
   Series B - 2,000,000 shares issued and outstanding                                                    20              20
Common Stock, $.01 par value, 100,000,000 shares authorized
   Class A - 58,275,367 and 48,246,083 shares issued and outstanding, respectively                      583             482
   Class B - 0 and 9,915,313 shares issued and outstanding, respectively                                -                99
Treasury Stock, 3,318,600 shares                                                                    (63,954)        (63,954)
Additional paid in capital                                                                          999,872       1,005,494
                                                                                                ------------    ------------
     Total Stockholders' Equity                                                                     936,609         942,229
                                                                                                ------------    ------------

     Total Liabilities and Stockholders' Equity                                                 $ 2,746,995     $ 2,907,920
                                                                                                ------------    ------------

Total debt to market capitalization (a):                                                               41.2%           44.9%
                                                                                                ------------    ------------


     ------------
     (a) Total debt includes the Company's pro rata share of consolidated and unconsolidated joint venture debt.



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


                                            Reckson Associates Realty Corp. (NYSE: RA)
                                                       Funds From Operations
                                               (in thousands, except share amounts)



                                                                                   Three Months Ended              Year Ended
                                                                                      December 31,                 December 31,
                                                                                -----------------------    -----------------------
                                                                                    2003         2002           2003         2002
                                                                                -----------------------    -----------------------

Net income allocable to common shareholders                                     $   115,997   $   8,612    $   142,254  $   54,533
 Add:  Real estate depreciation and amortization                                     26,021      28,336        113,940     108,906
       Minority partners' interests in consolidated partnerships                      4,568       4,350         17,972      18,730
       Limited partners' minority interest in the operating partnership              11,038       1,142         14,110       6,680

 Less: Gain on sales of depreciable real estate assets                              126,789         -          126,789       5,433
       Amounts distributable to minority partners in consolidated partnerships        6,684       6,053         26,598      24,996

                                                                                -----------------------    -----------------------
Basic Funds From Operations ("FFO")                                                  24,151      36,387        134,889     158,420

 Add:  Dividends and distributions on dilutive shares and units                         -         4,541          1,093      23,123

                                                                                -----------------------    -----------------------
Diluted FFO (Note - a)                                                          $    24,151   $  40,928    $   135,982  $  181,543
                                                                                =======================    =======================
Diluted FFO calculations:
       Weighted average common shares outstanding                                    58,053      58,299         58,002      59,791
       Weighted average units of limited partnership interest outstanding             5,434       7,276          6,882       7,389

                                                                                -----------------------    -----------------------
       Basic weighted average common shares and units outstanding                    63,487      65,575         64,884      67,180

       Adjustments for dilutive FFO weighted average shares and units outstanding:

          Common stock equivalents                                                      275         168            171         299
          Series A preferred stock                                                      -         7,791            -         7,992
          Series B preferred stock                                                      -           -              -         1,919
          Limited partners' preferred interest                                          -           661            661         743

                                                                                -----------------------    -----------------------
Total diluted weighted average shares and units outstanding                          63,762      74,195         65,716      78,133
                                                                                =======================    =======================

Diluted FFO per weighted average share or unit                                  $      0.38   $    0.55    $      2.07  $     2.32

Diluted weighted average Class A dividends per share                            $      0.42   $    0.42    $      1.70  $     1.70
Diluted FFO payout ratio - Class A                                                   112.2%       77.0%          81.9%       73.1%

Diluted weighted average Class A & B dividends per share or unit                $      0.42   $    0.45    $      1.78  $     1.81
Diluted FFO payout ratio (Class A & B combined)                                      111.4%       82.4%          86.1%       78.1%


----------------------------------------------------------------------------------------------------------------------------------

Notes:

   a    - Includes $5.4 million and $18.8 million for the three months and year ended December 31, 2003, respectively attributable to the sale of land.



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


                                            Reckson Associates Realty Corp. (NYSE: RA)
                                                 Cash Available for Distribution
                                              (in thousands, except share amounts)


                                                                                    Three Months Ended              Year Ended
                                                                                        December 31,                December 31,
                                                                                -----------------------    -----------------------
                                                                                     2003         2002           2003        2002
                                                                                -----------------------    -----------------------

Basic Funds From Operations                                                     $    24,151   $  36,387    $   134,889  $  158,420
Adjustments for basic cash available for distribution:
 Less:  Straight line rents                                                           3,878       6,529         17,267      26,247
        Committed non-incremental capitalized tenant improvements and
          leasing costs                                                               4,989       6,230         27,634      33,407
        Actual non-incremental capitalized improvements                               3,263       2,653         10,388       8,832


 Add:   Restructuring charges - net                                                  11,580         -           11,580         -

                                                                                -----------------------    -----------------------
Basic Cash Available for Distribution ("CAD")                                        23,601      20,975         91,180      89,934

 Add:   Dividends and distributions on dilutive shares and units                        -           -              -           -

                                                                                -----------------------    -----------------------
Diluted CAD (Notes - a, b)                                                      $    23,601   $  20,975    $    91,180  $   89,934
                                                                                =======================    =======================

Diluted CAD calculations:
        Weighted average common shares outstanding                                   58,053      58,299         58,002      59,791
        Weighted average units of limited partnership interest outstanding            5,434       7,276          6,882       7,389

                                                                                -----------------------    -----------------------
        Basic weighted average common shares and units outstanding                   63,487      65,575         64,884      67,180

        Adjustments for dilutive CAD weighted average shares and units outstanding:

          Common stock equivalents                                                      275         168            171         299
          Series A preferred stock                                                      -           -              -           -
          Series B preferred stock                                                      -           -              -           -
          Limited partners' preferred interest                                          -           -              -           -

                                                                                -----------------------    -----------------------
Total diluted weighted average shares and units outstanding                          63,762      65,743         65,055      67,479
                                                                                =======================    =======================

Diluted CAD per weighted average share or unit                                  $      0.37   $    0.32    $      1.40  $     1.33

Diluted weighted average Class A dividends per share                            $      0.42   $    0.42    $      1.70  $     1.70
Diluted CAD payout ratio - Class A                                                   114.8%      133.1%         120.9%      127.4%

Diluted weighted average Class A & B dividends per share or unit                $      0.42   $    0.46    $      1.78  $     1.83

Diluted CAD payout ratio (Class A & B combined)                                      114.0%      143.6%         127.2%      137.5%



----------------------------------------------------------------------------------------------------------------------------------


Notes:

  a  - Includes $5.4 million and $18.8 million for the three months and year ended December 31, 2003, respectively attributable to the sale of land.

  b  - Excludes net restructuring charges of $11.6 million for the three months and year ended December 31, 2003 attributable to the Industrial portfolio transaction.
